Exhibit 99.1

Corporate Presentation May 2007 CHENIERE ENERGY ,INC . *Corpus Christi LNG, LLC Cheniere Energy, Inc. 100% *Artist’s Rendition *Creole Trail LNG, L.P. Cheniere Energy, Inc. 100% *Freeport LNG Development, L.P. Cheniere Energy, Inc. 30% * Sabine Pass LNG, L.P. Cheniere Energy Partners, L.P. Cheniere Energy, Inc. 91%

This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. All statements, other than statements of historical facts, included herein are “forwardlooking statements.” Included among “forward-looking statements” are, among other things: ?? statements that we expect to commence or complete construction of each or any of our proposed liquefied natural gas, or LNG, receiving terminals by certain dates, or at all; ?? statements that we expect to receive authorization from the Federal Energy Regulatory Commission, or FERC, to construct and operate proposed LNG receiving terminals by a certain date, or at all; ?? statements regarding future levels of domestic natural gas production and consumption, or the future level of LNG imports into North America, or regarding projected future capacity of liquefaction or regasification facilities worldwide regardless of the source of such information; ?? statements regarding any financing transactions or arrangements, whether on the part of Cheniere or at the project level; ?? statements relating to the construction of our proposed LNG receiving terminals, including statements concerning estimated costs, and the engagement of any EPC contractor; ?? statements regarding any Terminal Use Agreement, or TUA, or other commercial arrangements presently contracted, optioned, marketed or potential arrangements to be performed substantially in the future, including any cash distributions and revenues anticipated to be received; statements regarding the commercial terms and potential revenues from activities described in this presentation; ?? statements regarding the commercial terms or potential revenue from any arrangements which may arise from the marketing of uncommitted capacity from any of the terminals, including the Creole Trail and Corpus Christi terminals which do not currently have contractual commitments; ?? statements regarding the commercial terms or potential revenue from any arrangement relating to the proposed contracting for excess or expansion capacity for the Sabine Pass LNG Terminal or the Indexed Purchase Agreement (“IPA”) or LNG spot purchase examples described in this presentation; ?? statements that our proposed LNG receiving terminals, when completed, will have certain characteristics, including amounts of regasification and storage capacities, a number of storage tanks and docks and pipeline interconnections; ?? statements regarding Cheniere and Cheniere Marketing forecasts, and any potential revenues and capital expenditures which may be derived from any of Cheniere business groups; ?? statements regarding Cheniere Pipeline Company, and the capital expenditures and potential revenues related to this business group; statements regarding our proposed LNG receiving terminals’ access to existing pipelines, and their ability to obtain transportation capacity on existing pipelines; ?? statements regarding possible expansions of the currently projected size of any of our proposed LNG receiving terminals; ?? statements regarding the payment by Cheniere Energy Partners, L.P. of cash distributions; ?? statements regarding our business strategy, our business plan or any other plans, forecasts, examples, models, forecasts or objectives; any or all of which are subject to change; ?? statements regarding estimated corporate overhead expenses; and ?? any other statements that relate to non-historical information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “example,” “expect,” “forecast,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” and similar terms and phrases. Although we believe that the expectations reflected in these forwardlooking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. Annual Report on Form 10-K for the year ended December 31, 2006, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors”. These forward-looking statements are made as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements. Safe Harbor Act

3 Value Drivers Cheniere Marketing, Inc. Cheniere Marketing, Inc. Corpus Christi Pipeline Corpus Christi Pipeline Creole Trail LNG Terminal Creole Trail LNG Terminal Sabine Pass Pipeline Sabine Pass Pipeline Creole Trail Pipeline Creole Trail Pipeline Corpus Christi LNG Terminal Corpus Christi LNG Terminal Asset Development Asset Development Partnership Interests Partnership Interests Cheniere Energy Partners GP, LLC 100% Cheniere Energy Partners GP, LLC 100% Cheniere Energy Partners, L.P. 91% Cheniere Energy Partners, L.P. 91% Freeport LNG Development, L.P. 30% Freeport LNG Development, L.P. 30%

4 Value Drivers Corpus Christi Pipeline Creole Trail LNG Terminal Sabine Pass Pipeline Creole Trail Pipeline Corpus Christi LNG Terminal Asset Development Asset Development Cheniere Marketing, Inc. Cheniere Marketing, Inc. Partnership Interests Partnership Interests Cheniere Energy Partners GP, LLC 100% Cheniere Energy Partners GP, LLC 100% Cheniere Energy Partners, L.P. 91% Cheniere Energy Partners, L.P. 91% Freeport LNG Development, L.P. 30% Freeport LNG Development, L.P. 30%

5 Freeport LNG Development, L.P. Cheniere Energy, Inc. 30% ?? Land – 233 acres in Brazoria County, TX ?? Berthing/Unloading – 1 dock – LNGCs up to 265,000 cm – 3 dedicated tugs ?? Storage – 2 x 160,000 cm (6.7 Bcfe) ?? Vaporization – 1.5 Bcf/d ?? Project Status – 75% complete March 2007 – Operational 1H 2008 Freeport LNG Construction Site 1.0 Bcf/d 0.5 Bcf/d Capacity ~ $15 MM Conoco Dow Annual Distribution to Cheniere Energy, Inc.* Sold – Terminal Use Agreement (TUA) * Expected to begin cash distributions in 3rd quarter 2008

Cheniere Energy Partners, L.P. (AMEX: CQP)
Sabine Pass LNG, L.P.
Cheniere Energy, Inc. 91%

- **Land**
  - 853 acres in Cameron Parish, LA
- **Accessibility – Deep Water Ship Channel**
  - Sabine River Channel dredged to 40 feet
- **Proximity**
  - 3.7 nautical miles from coast
  - 22.8 nautical miles from outer buoy
- **Berthing/Unloading**
  - 2 docks
  - LNGCs up to 265,000 cm
  - 4 dedicated tugs
- **Storage**
  - Phase I: 3 x 160,000 cm (10.1 Bcfe)
  - Phase II: 2 x 160,000 cm (6.7 Bcfe)
- **Vaporization**
  - Phase I: 2.6 Bcf/d
  - Phase II: 1.4 Bcf/d
- **Potential Pipeline Access (Interstate)**
  - Access to NE, MW, SE, & Mid-Atlantic markets
  - ~14 Bcf/d within 150 miles
- **Regional Market - Strong Gas Demand**
  - Port Arthur, Beaumont, Orange, Lake Charles
- **Project Status**
  - Phase I: approximately 74% complete as of March 2007; operational Q2 2008
  - Phase II: approximately 22% complete as of March 2007; operational Q2 2009

Sabine Pass Construction Site – April 2007



Sold – Terminal Use Agreement (TUA)	Capacity	2010 Full-Year Revenue ($MM)
Total, S.A.	1.0 Bcf/d	~ $126
Chevron	1.0 Bcf/d	~ $130
Cheniere Marketing	2.0 Bcf/d	~ $256

Annual Distribution from CQP to Cheniere Energy, Inc. *
~ $258 MM

* Expected to begin cash distributions in 3rd quarter 2009; assumes full performance by all TUA counterparties
Annual Management Fees paid from Sabine Pass and CQP to Cheniere Energy, Inc. ~$18 MM beginning 2009

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CHENIERE

7 Cheniere Energy Partners Cash Flows (1) Fees do not vary with the actual quantity of LNG processed; tax reimbursement not included in the fees. (2) Subject to annual inflation adjustment. (3) Cheniere Marketing TUA payments after commercial start-up in 2008 will be $5.0 million per month and will increase to $256 million/yr starting 1/1/09. 20-year TUAs at Sabine Pass provide basis for cash distributions. Total LNG Chevron USA Cheniere Marketing Capacity 1.0 Bcf/d 1.0 Bcf/d 2.0 Bcf/d Take or Pay Fees(1) Reservation Fee $0.28/MMBTU $0.28/MMBTU $0.28/MMBTU Opex Fee(2) $0.04/MMBTU $0.04/MMBTU $0.04/MMBTU 2010 Full-Year Revenues ~$126 million ~$130 million ~$256 million Term 20 years 20 years 20 years Guarantor Total S.A. Chevron Corp. Cheniere Energy, Inc. Guarantor Credit Rating Aa1/AA Aa2/AA NR/B Payment Start Date April 1, 2009 July 1, 2009 January 1, 2008 (3)

8 Market Capitalization ($ Billions) MLP Market – Equity Value* *As of May 4, 2007; assumes that all MLP subordinated and common units are valued equally. 13.9 12.8 8.5 6.4 6.0 4.6 4.4 4.0 3.3 3.2 3.0 2.1 1.9 1.7 1.7 1.5 1.4 1.3 1.3 1.2 0.8 0.7 0.6 0.6 0.6 0.5 0.5 0.5 0.4 0.4 0.3 0.3 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Enterprise Kinder Morgan Energy Transfer Plains All American Oneok Boardwalk Pipeline Enbridge Energy Teppco Cheniere Energy Partners Magellan Midstream Nustar Energy Buckeye Partners Williams Partners Sunoco Copano Energy TC Pipelines Crosstex Energy Teekay LNG Regency Energy Markwest Energy Holly Energy DCP Midstream Atlas Pipeline Teekay Offshore Duncan Energy Martin Midstream Highland Partners K-Sea Transport Universal Compression Genesis Energy US Shipping Transmontaigne CQP ranks among the larger MLPs in terms of Equity Value and has a high percentage sponsor ownership (91%) CQP ranks among the larger MLPs in terms of Equity Value and has a high percentage sponsor ownership (91%)

9 Value Drivers Cheniere Marketing, Inc. Cheniere Marketing, Inc. Corpus Christi Pipeline Corpus Christi Pipeline Creole Trail LNG Terminal Creole Trail LNG Terminal Sabine Pass Pipeline Sabine Pass Pipeline Creole Trail Pipeline Creole Trail Pipeline Corpus Christi LNG Terminal Corpus Christi LNG Terminal Asset Development Asset Development Partnership Interests Partnership Interests Cheniere Energy Partners GP, LLC 100% Cheniere Energy Partners, L.P. 91% Freeport LNG Development, L.P. 30%

Cheniere Louisiana Pipeline Projects



Potential Pipeline Interconnects:
Gulf Coast Markets
Northeast Markets
Southeast Markets
Midwest / Great Lakes Markets
Connects with Henry Hub
Sabine Pass Pipeline
Creole Trail – MP 58
Creole Trail – Phase II
2Q 2008
M.P. 58
Texas Eastern
Trunkline
Gulf South
Transco
Varibus
Targa
Sabine PL
Tennessee
ANR
Texas Gas
Florida Gas
Transco
Columbia Gulf
Cypress
Pine Prairie
Energy Center
Egan
Storage
Starks
Storage
Liberty
Storage
Hackberry
Storage
NGPL
Transco
Bridgeline
Tennessee
Florida Gas
4Q 2007
CHENIERE
CHENIERE
Henry Hub
Jefferson Island
Storage
Sabine Pass LNG Terminal
Phase I – 2Q 2008
Phase II – 2Q 2009
Creole Trail LNG
Terminal
Gulf of Mexico

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11 Corpus Christi LNG, LLC Cheniere Energy, Inc. 100% ?? Land – 212 acres in San Patricio County, TX – ~ 400 acres of permanent easement ?? Accessibility - Deepwater Ship Channel – La Quinta Channel dredged to 45 feet ?? Proximity – 14.3 nautical miles from coast – 16 nautical miles from outer buoy ?? Berthing/Unloading – 2 docks – LNGCs up to 265,000 cm – 3 dedicated tugs ?? Storage – 3 x 160,000cm (10.1 Bcfe) ?? Vaporization – 2.6 Bcf/d ?? Potential Pipeline Access – Interstate access to NE, MW, SE & Mexico markets – ~5 Bcf/d within 25 Miles ?? Regional Market - Strong Gas Demand – Texas industrials & power generators ?? Project Status – FERC permitted – Site preparation completed – Detailed engineering continuing – Construction subject to commercial development Corpus Christi Site Preparation – October 2006

Creole Trail LNG, L.P.
Cheniere Energy, Inc. 100%

- **Land**
  - 1463 Acres in Cameron Parish, LA
- **Accessibility - Deepwater Ship Channel**
  - Calcasieu Channel dredged to 40+ feet
- **Proximity**
  - 3.2 nautical miles from Coast
  - 30.9 nautical miles from outer buoy
- **Berthing/Unloading**
  - 2 docks
  - LNGCs up to 265,000 cm
  - 3 dedicated tugs
- **Storage**
  - 4 x 160,000 cm tanks (13.5 Bcfe)
- **Vaporization Capacity**
  - 3.3 Bcf/d
- **Potential Pipeline Access**
  - Interstate access to NE, MW, SE, & Mid-Atlantic markets; ~14 Bcf/d w/in 120 Miles
- **Regional Market - Strong Gas Demand**
  - Louisiana industrials & power generators
- **Project Status**
  - FERC permitted

Creole Trail Terminal
Artist's Rendition




Houston
New Orleans
Creole Trail
Gulf of Mexico

CHENIERE

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13 Value Drivers Cheniere Marketing, Inc. Cheniere Marketing, Inc. Corpus Christi Pipeline Creole Trail LNG Terminal Sabine Pass Pipeline Creole Trail Pipeline Corpus Christi LNG Terminal Asset Development Asset Development Partnership Interests Partnership Interests Cheniere Energy Partners GP, LLC 100% Cheniere Energy Partners, L.P. 91% Freeport LNG Development, L.P. 30%

14 Cheniere Marketing, Inc. Potential Value of Capacity ?? Annual TUA commitment to Sabine Pass LNG, L.P. is: – 2 Bcf/d @ $0.32 MMbtu = $256 million* ?? Intrinsic value: replacement cost of new capacity ?? Option value – Seasonal flows and basis differential (natural gas demand) – Liquidity of Gulf Coast regas capacity to access multiple domestic markets ?? Commercial optimization of Cheniere’s assets * Begins January 2009; $5 million per month in 2008

North America Onshore Regasification Capacity By 2010

15.8 Bcf/d North American Atlantic Basin capacity @ 65% utilization = 10.3 Bcf/d



Canaport
Everett
Cove Point
Elba Island
Sabine Pass
Golden Pass
Lake Charles
Freeport
Cameron
Costa Azúl
Altamira
Existing
Under Construction

Terminal Capacity Holder	Baseload Sendout (MMcf/d)
Canaport Irving, Repsol	1,000
Everett - Suez	700
Cove Point BP, Statoil, Shell	1,800
Elba Island BG, Marathon, Shell	800
Lake Charles - BG	1,800
Freeport ConocoPhillips, Dow	1,500
Sabine Pass Total, Chevron, Cheniere	4,000
Cameron Sempra, ENI	1,500
Golden Pass ExxonMobil, ConocoPhillips, QP	2,000
Altamira Shell, Total	700
Costa Azul Shell, Sempra	1,000
Total	16,800

Source: Websites of Terminal Owners, Wood Mackenzie Limited, Poten & Partners

CHENIERE

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16 Next Generation of Terminals Including Some Terminals Under Construction ?? Higher construction costs: ~ $1 billion for 1 Bcf/d ?? Utilization constraints: – Operational: • Marine access • Pipeline takeaway • Storage – Market size and access • Affects regional price basis – Seasonality ?? Regas hurdle rate: $0.75 - $1.00 per MMBtu $0.32 per MMBtu TUA is a thing of the past

17 Liquefaction Growth Source: Wood Mackenzie, 2007 Global Liquefaction Capacity 0 5 10 15 20 25 30 35 40 45 2005 2006 2007 2008 2009 2010 Bcf/d 37 Bcf/d 37 Bcf/d 18 12

18 25 5 7 12 2 11 13 0 5 10 15 20 25 30 2005 2010 2015 Source: Cheniere Research Realignment of LNG Imports By Region Bcf/d North America Europe Asia Pacific Atlantic Basin Pacific Basin Atlantic Basin Pacific Basin Atlantic Basin Pacific Basin

19 Seasonal LNG Imports - 2010 15 16 18 0 5 10 15 20 Atlantic Basin Q2 Q3 Q4 Bcf/d North America Europe Asia 10 8 7 14 6 14 10 8 Pacific Basin Atlantic Basin Pacific Basin Atlantic Basin Pacific Basin Atlantic Basin Pacific Basin Q1 18 Source: Cheniere Research 14 Bcf/d North American imports; 6 Bcf/d seasonal increase

20 Contractual Trends Away from Utilities 0 10 20 30 40 50 Bcf/d 2005 2006 2007 2008 2009 2010 2011 2012 Non-Utility Non-Utility Uncommitted Uncommitted Utility Utility ~44% of 2010 LNG supply will seek premium markets Source: Cheniere Research

21 NYMEX vs. NBP – April 30, 2007 Historical Data Futures as of 04/30/07 Henry Hub Index minus National Balancing Point Index ($6.00) ($5.00) ($4.00) ($3.00) ($2.00) ($1.00) $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 Jan-01 Mar-01 May-01 Jul-01 Sep-01 Nov-01 Jan-02 Mar-02 May-02 Jul-02 Sep-02 Nov-02 Jan-03 Mar-03 May-03 Jul-03 Sep-03 Nov-03 Jan-04 Mar-04 May-04 Jul-04 Sep-04 Nov-04 Jan-05 Mar-05 May-05 Jul-05 Sep-05 Nov-05 Jan-06 Mar-06 May-06 Jul-06 Sep-06 Nov-06 Jan-07 Mar-07 May-07 Jul-07 Sep-07 Nov-07 Jan-08 Mar-08 May-08 Jul-08 Sep-08 Nov-08 Jan-09 Mar-09 May-09 Jul-09 Sep-09 Henry Hub Premium (Discount) to NBP $/Mmbtu <======== Futures ========> US Premium to UK US Discount to UK

22 Cheniere Marketing Goal ?? Exceed Cheniere’s opportunity cost for the capacity held by Cheniere Marketing by: – Capturing the intrinsic value of cross-Atlantic spreads – Capturing a portion of the option value associated with being in the world’s most liquid market

23 Value of LNG Purchasing Strategy Example: 1 Bcf/d of baseload supply purchased at 86% of $7.00 Henry Hub after 2% fuel and power = $306 million per year • Any redirection benefits are incremental – Diversion of one cargo to $1.00 premium market adds $1.5 million assuming 50% sharing with IPA supplier 1. Long-term dedicated volumes through Index Purchase Agreements 2. LNG Spot Purchases: To capture positive differential between U.S. and global markets Example: NYMEX-NBP strip * 2007 Strip $3.52 – transportation $0.40 = $3.12 x 1 Bcf/d x 183 days = $ 644 MM * 2008 Strip $1.67 – transportation $0.40 = $1.27 x 1 Bcf/d x 306 days = $ 510 MM *as of 4/30/2007

2007 24 Value of LNG Purchasing Strategy 3. LNG Gateway Spread Options: Individual per-cargo put rights that give option buyers the right, but not the obligation, to sell LNG to Cheniere Marketing, Inc. at pre-agreed index discounts

25 LNG Gateway Months with negative spreads still have positive put option values Support My Account Optional Sale Month NYMEX Henry Hub Ice NBP Spread Change in Spread Apr 08 8.331 6.951 1.380 May 08 8.201 6.036 2.165 Jun 08 8.273 5.985 2.88 Jul 08 8.358 5.823 2.535 Aug 08 8.428 5.861 2.567 Sept 08 8.471 5.934 2.537 Oct 08 8.566 7.509 1.057 Nov 08 9.041 8.690 0.351 Dec 08 9.511 9.243 0.268 Jan 09 9.7711 10.524 -0.743 Feb 09 9.761 10.326 -0.565 Mar 09 9.511 9.211 0.300 Apr 09 8.011 7.077 0.934 May 09 7.881 6.802 1.079 Jun 09 7.956 6.705 1.251 Jul 09 8.036 6.685 1.351 Aug 09 8.106 6.738 1.368 Sep 09 8.156 6.786 1.370 Prices are delayed at least 30 minutes (click to read price disclaimer)

26 Value of LNG Purchasing Strategy 4. Hybrid Term / Spread Option Structures • Gaz de France: Option to deliver 7 cargoes during 2008 • Exchange of puts 2009-2024 – Sale to other party ex-ship at Sabine Pass LNG and Isle of Grain, respectively • Gaz de France strike price, delivered to Cheniere Marketing – 94% of NYMEX less $0.65 • Over the 15 year period: 70-80% probability of 8-10 deliveries per year Example: 7-8 cargoes @ $ 7.00 Henry Hub less 2% fuel = $0.93 = $19.5 - $22.3 million per year 2-3 cargoes to NBP @ premium of $2.00 - $3.00 = $12 - $27 million per year *Note: Gaz de France and Cheniere Marketing transactions described above remain subject to approval by the Boards of Directors of both companies.

27 Cheniere Growth Strategy ?? Pursue acquisitions for Cheniere Energy Partners, L.P. (AMEX: CQP) ?? Continue asset development: terminals and pipelines ?? Develop a balanced supply portfolio for Cheniere Marketing between long-term IPA’s and LNG Gateway exposure to the spot, option and and short-term markets

28 Condensed Balance Sheet Cheniere Energy Other Cheniere Consolidated Partners, L.P. Energy, Inc. (1) Cheniere Energy, Inc. (2) Unrestricted cash - $ 584 $ 584 $ Restricted cash and securities 1,191 14 1,205 Property, plant and equipment 769 188 957 Goodwill and other assets 54 112 166 Total assets 2,014 $ 898 $ 2,912 $ Deferred revenue and other liabilities 150 $ 26 $ 176 $ Long-term debt 2,032 325 2,357 Minority interest - 263 263 Equity (168) 284 116 2,014 $ 898 $ 2,912 $ (1) Includes intercompany eliminations. (2) Excludes $39.4M of net proceeds related to the underwriters exercise of over-allotment option on April 19, 2007 to purchase additional common units of Cheniere Energy Partners, L.P. March 31, 2007 (unaudited, in millions)